MERRILL LYNCH
SHORT-TERM
U.S. GOVERNMENT
FUND, INC.



FUND LOGO



Semi-Annual Report

November 30, 2000


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Short-Term
U.S. Government Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH SHORT-TERM U.S. GOVERNMENT FUND, INC.


PROXY
RESULTS

During the six-month period ended November 30, 2000, Merrill Lynch Short-Term U.S. Government Fund, Inc.'s shareholders voted on the following proposals. Proposals 1, 2 and 4 were approved at the shareholders' meeting on August 23, 2000. Proposal 3 was approved at a shareholders' meeting on September 20, 2000. The description of each proposal and number of shares voted are as follows:

                                                                         Shares Voted         Shares Withheld
                                                                             For                From Voting
1. To elect the Fund's             Terry K. Glenn                         7,833,787               313,982
   Board of Directors:             Joe Grills                             7,830,391               317,378
                                   Walter Mintz                           7,824,797               322,972
                                   Robert S. Salomon, Jr.                 7,833,787               313,982
                                   Melvin R. Seiden                       7,824,797               322,972
                                   Stephen B. Swensrud                    7,827,178               320,591
                                   Arthur Zeikel                          7,823,873               323,896

                                                                 Shares Voted   Shares Voted   Shares Voted      Broker
                                                                      For          Against        Abstain       Non-Vote
2. To ratify the selection of  Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                7,911,897        62,848       173,023          --
3. To amend the Fund's investment objective.                        4,120,149        98,645       179,924      3,816,133
4. To amend the Fund's charter to permit the Board to have
   Discretionary Authority to convert the Fund to "master/feeder"
   structure.                                                       7,405,756       433,630       308,382          --
During the six-month period ended November 30, 2000, Merrill Lynch
Intermediate Government Bond Fund's shareholders voted on the following proposal. The proposal was approved at a shareholders'
meeting on December 4, 2000. The description of the proposal and number of shares voted are as follows:

                                                                                Shares Voted   Shares Voted   Shares Voted
                                                                                     For          Against        Abstain
1.  To approve an Agreement and Plan of Reorganization between the
    Fund and Merrill Lynch Short-Term U.S. Government Fund, Inc.                   5,826,227       86,003        238,858


Merrill Lynch Short-Term U.S. Government Fund, Inc., November 30, 2000


DEAR SHAREHOLDER

On September 29, 2000, the Fund's name changed from Merrill Lynch Adjustable Rate Securities Fund, Inc. to Merrill Lynch Short-Term U.S. Government Fund, Inc. In addition, the Fund's investment objective was amended to allow the Fund to invest at least 65% of its assets in short-term US Government securities and its agencies.


Economic Environment
After raising interest rates 175 basis points (1.75%) during the last 18 months, the Federal Reserve Board's objective of tighter monetary policy appears to have slowed US economic growth. Third-quarter US gross domestic product (GDP) fell to its slowest pace in four years, rising just 2.4%. In fact, third quarter GDP rose less than half the rate of growth of second quarter GDP. Three factors primarily contributed to the slowdown of third-quarter growth. First, US Government spending fell sharply because of declines in defense spending as well as the culmination of the 2000 census work. Second, US business inventories fell slightly after a strong second-quarter buildup. Finally, the US trade deficit continued to widen. In September, the US trade balance, reported at $34.3 billion, was the worst ever on record. Nonetheless, despite the decline in GDP, consumer spending remained fairly healthy. Consumer spending rose 4.5% in the third quarter, down marginally from the 5.2% average gain during the last eight quarters.

Preliminary economic reports indicated that the factors that prompted the Federal Reserve Board to raise interest rates (robust consumer spending and tight labor markets) were abating. Higher interest rates are slowing housing growth. New housing starts in October were reported down 6.4% from a year ago and down 16% from their year-to-date high in January. In addition, heating costs are forecast to more than double during the winter season because of higher energy prices. As a result, higher energy costs are expected to indirectly crimp consumer spending. More importantly, investment expectations were dampened as a result of equity price declines this year. Consequently, the "wealth effect," built up by rising equity prices during the last three years, has been impacted and could contribute to a slower rate of spending going forward. By November 30, 2000, both the Standard & Poor's 500 and the NASDAQ Composite Indexes were down 9.6% and 36.1%, respectively, for the year-to-date. As a result, the US consumer confidence index fell in November to its lowest level in more than 12 months.

More strikingly, strains on the US labor market appear to be easing. Although the unemployment rate has been steadily entrenched around 4% for several months, initial jobless claims are rising. At November 30, 2000, initial jobless claims rose to their highest level in 2.5 years and were up nearly 40% since April. In addition, the Conference Boards Help Wanted Index, a measure of newspaper help wanted advertisements, fell to its lowest level in four years. More importantly, rising wage pressures have subsided. The employment cost index has been basically flat the last two quarters, while average hourly earnings gains have stabilized, rising in a 3.5% - 4.0% range during the last 26 months on an annualized basis.

As a precursor toward slower economic growth, credit conditions in the United States have tightened. This is evidenced in the high-yield market where credit spreads have surged in excess of 1,000 basis points (10%) over US Treasury yields as well as by the rising number of Internet company failures because of financing constraints. As a result of the current economic climate, the Federal Reserve Board changed its stance on monetary policy, moving from an inflationary bias to a weakness bias at its December Federal Open Market Committee meeting. On January 3, 2001, the Federal Reserve Board lowered the Federal Funds rate 0.50% to 6.00%. If economic conditions continue to deteriorate, we believe the Federal Reserve Board will aggressively lower interest rates.

Portfolio Commentary
The six-month period ended November 30, 2000 was marked by further interest rate volatility. Short-term interest rates rose sharply, while intermediate-term and long-term interest rates declined, causing the US Treasury yield curve to invert further. For example, on November 30, 2000, the yield of the three-month US Treasury bill was 6.20%, up 0.58% from May 30, 2000, while the two-year US Treasury note yield fell 1.06% to 5.61% during the period. The resulting negative 0.59% yield spread between the three-month Treasury bill and the two-year Treasury note is the widest ever on record and primarily reflects the 175 basis points of interest rate increases by the Federal Reserve Board at the short end of the yield curve.

During the six-month period ended November 30, 2000, the Fund's investment climate was mixed. Higher short-term interest rates allowed the coupons on the Fund's adjustable-rate mortgage securities (ARMS) to reset higher. However, as long-term interest rates declined, the incentive for refinancing an adjustable rate mortgage into a fixed rate mortgage increased. Consequently, fears of higher prepayments limited the price gains for ARMS, despite an overall bullish interest rate environment.

We took several steps to reduce the impact of faster prepayments on the Fund. First, we invested 100% of our ARMS holdings in the seasoned ARMS sector. Seasoned ARMS typically prepay slower because they have had numerous opportunities to refinance before. In fact, the prepayment speeds of our seasoned ARMS remained well below market averages. Second, we added monthly resetting London Interbank Offered Rate (LIBOR) indexed floating rate securities to the Fund. Not only did this help broaden our index exposure and improve our interest rate reset frequency, but because of their structural characteristics, the LIBOR floaters helped reduce the Fund's prepayment sensitivity. Finally, as interest rates declined, we shifted out of some of our less seasoned ARMS and increased our holdings of fixed rate securities to capture better price appreciation. At November 30, 2000, the Fund had 31% of its net assets invested in fixed rate mortgage-backed securities


In Conclusion
On December 15, 2000, Merrill Lynch Intermediate Government Bond Fund was acquired by the Fund. We would like to welcome our new shareholders in Merrill Lynch Short-Term U.S. Government Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager

January 8, 2001



IMPORTANT TAX INFORMATION


Of Merrill Lynch Intermediate Government Bond Fund's ordinary income distributions paid during the taxable period ended December 15, 2000, 33.83% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

Please retain this information for your records.


Merrill Lynch Short-Term U.S. Government Fund, Inc., November 30, 2000


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. A lower maximum sales charge was in effect prior to 10/21/94, thus actual returns for the periods since inception would have been higher.


Recent
Performance
Results*
                                                                                            Since
                                                             6-Month         12-Month     Inception       Standardized
As of November 30, 2000                                    Total Return    Total Return  Total Return     30-Day Yield
ML Short-Term U.S. Government Fund, Inc. Class A Shares       +2.69%          +5.01%        +42.59%           6.09%
ML Short-Term U.S. Government Fund, Inc. Class B Shares       +2.36           +4.26         +47.55            5.72
ML Short-Term U.S. Government Fund, Inc. Class C Shares       +2.35           +4.24         +35.38            5.74
ML Short-Term U.S. Government Fund, Inc. Class D Shares       +2.59           +4.77         +54.58            5.99

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's since inception dates are from 10/21/94 for Class A & Class C
Shares and from 8/02/91 for Class B & Class D Shares.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*
One Year Ended 9/30/00                     +4.78%         +0.59%
Five Years Ended 9/30/00                   +5.73          +4.87
Inception (10/21/94) through 9/30/00       +5.98          +5.26

*Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*
One Year Ended 9/30/00                     +3.97%         +0.01%
Five Years Ended 9/30/00                   +4.88          +4.88
Inception (8/02/91) through 9/30/00        +4.24          +4.24

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*
One Year Ended 9/30/00                     +3.94%         +2.95%
Five Years Ended 9/30/00                   +4.81          +4.81
Inception (10/21/94) through 9/30/00       +5.07          +5.07

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*
One Year Ended 9/30/00                     +4.52%         +0.34%
Five Years Ended 9/30/00                   +5.40          +4.55
Inception (8/02/91) through 9/30/00        +4.78          +4.31

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


SCHEDULE OF INVESTMENTS
                                          Face                                                                 Percent of
                  Index                   Amount              Issue                                   Value    Net Assets
Adjustable Rate*  Certificate of       $1,208,846    Fannie Mae, #307622, 8.633%                 $   1,224,899       1.8%
Mortgage-Backed   Deposit Indexed                    due 4/01/2023
Obligations**     Obligations

                  Constant Maturity                  Fannie Mae:
                  Treasury Indexed      5,005,483      #70169, 7.562% due 12/01/2018                 5,056,488       7.2
                  Obligations           1,525,971      #139312, 7.703% due 12/01/2021                1,557,010       2.2
                                        1,457,346      #142069, 8.107% due 12/01/2021                1,463,846       2.1
                                                     Freddie Mac:
                                        1,139,310      #645073, 7.75% due 5/01/2015                  1,134,770       1.6
                                          689,556      #607129, 7.822% due 1/01/2016                   690,031       1.0
                                        3,179,200      #840032, 7.53% due 1/01/2019                  3,203,641       4.6
                                        1,362,356      #606108, 8.147% due 9/01/2019                 1,381,729       2.0
                                        1,394,544      #755194, 7.994% due 3/01/2020                 1,394,893       2.0
                                        8,566,819      #846505, 8.153% due 6/01/2020                 8,699,329      12.5
                                           60,678      #785173, 7.464% due 8/01/2020                    60,526       0.1
                                        2,255,275      #845535, 8.138% due 10/01/2023                2,311,215       3.3
                                        2,755,460      #755170, 8.237% due 8/01/2031                 2,796,351       4.0
                                                     Government National Mortgage Association,
                                        2,443,632      #8217, 7.375% due 6/20/2023                   2,454,702       3.5

                  Cost of Funds                      DLJ Mortgage Acceptance Corp., REMIC (a),
                  Indexed Obligations     947,738    91-6-A1, 7.7791% due 9/25/2021                    946,083       1.3

                  London Interbank                   Fannie Mae:
                  Offered Rate            991,793      #305729, 9.065% due 2/01/2025                 1,008,068       1.4
                  Indexed Obligations   8,360,404      REMIC (a), CMO (e), 2000-32-FM,
                                                       7.069% due 9/25/2030                          8,360,404      12.0

                                                     Total Investments in Adjustable
                                                     Rate Mortgage-Backed Obligations               43,743,985      62.6


Merrill Lynch Short-Term U.S. Government Fund, Inc., November 30, 2000

SCHEDULE OF INVESTMENTS (concluded)
                                          Face                                                                 Percent of
                                          Amount            Issue                                   Value      Net Assets
Derivative                           $ 14,309,790    DLJ Mortgage Acceptance Corp., REMIC (a),
Mortgage-Backed                                      92-6-A1, 0.6645% due 7/25/2022               $    178,042       0.3%
Obligations**--                            23,199    Freddie Mac, REMIC (a)(c), 92-1363-C,
Interest Only (b)                                    190% due 8/15/2022                                136,970       0.2
                                                     Sears Mortgage Securities Corp.,
                                                     REMIC (a):
                                              955      91-K-A4, 6,244% due 9/25/2021                    32,460       0.0
                                        7,083,326      92-12A-A3, 0.4967% due 7/25/2022                  4,427       0.0

                                                     Total Investments in Derivative
                                                     Mortgage-Backed Obligations                       351,899       0.5

Fixed Rate                              4,596,416    Fannie Mae, #252703, 6.50% (d) due 9/01/2006    4,548,981       6.5
Mortgage-Backed                                      Freddie Mac - Gold Program (f):
Obligations**                           7,000,000      6.50% due TBA                                 6,897,188       9.9
                                        8,000,000      7% due TBA                                    8,002,500      11.5
                                        2,168,819    GMAC Commercial Mortgage Securities Inc.,
                                                     CMO (e), 97-C1-A1, 6.83% due 12/15/2003         2,166,840       3.1

                                                     Total Investments in Fixed Rate
                                                     Mortgage-Backed Obligations                    21,615,509      31.0

                                                     Total Investments in Mortgage-Backed
                                                     Obligations (Cost--$67,520,372)                65,711,393      94.1

Short-Term        Repurchase            3,900,000    Morgan Stanley & Company, purchased on
Securities        Agreements***                      11/30/2000 to yield 6.50% to                    3,900,000       5.6
                                                     12/01/2000

                  US Government        15,000,000    Federal Home Loan Bank,                        14,986,688      21.4
                  Agency                             6.39% due 12/06/2000
                  Obligations****
                                                     Total Short-Term Securities
                                                     (Cost--$18,886,688)                            18,886,688      27.0

                                                     Total Investments
                                                     ( Cost--$86,407,060)                           84,598,081     121.1

                                                     Liabilities in Excess of Other Assets        (14,764,106)     (21.1)
                                                                                                 -------------    -------
                                                     Net Assets                                  $  69,833,975     100.0%
                                                                                                 =============    =======

(a)Real Estate Mortgage Investment Conduits (REMIC).
(b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
(c)Adjustable rate coupon that resets inversely to changes in the London Interbank Offered Rate.
(d)Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.
(e)Collateralized Mortgage Obligations (CMO).
(f)Represents a "to-be-announced" (TBA) transaction. The Fund has committed to purchasing securities for which final maturity information is not available at this time.
*Adjustable Rate Mortgage-Backed Obligations have coupon rates which reset periodically.
**Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
***Repurchase Agreements are fully collateralized by US Government &
Agency Obligations.
****Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

See Notes to Financial Statements.


STATEMENT OF ASSETS ANDLIABILITIES
                    As of November 30, 2000
Assets:             Investments, at value (identified cost--$86,407,060)                                   $  84,598,081
                    Cash                                                                                          74,381
                    Receivables:
                      Interest                                                             $    487,187
                      Principal paydowns                                                        360,337
                      Capital shares sold                                                        34,085          881,609
                                                                                           ------------
                    Prepaid registration fees and other assets                                                    84,916
                                                                                                            ------------
                    Total assets                                                                              85,638,987
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   14,947,618
                      Capital shares redeemed                                                   213,109
                      Dividends to shareholders                                                 159,866
                      Distributor                                                                19,732
                      Investment adviser                                                         19,186       15,359,511
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       445,501
                                                                                                            ------------
                    Total liabilities                                                                         15,805,012
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 69,833,975
                                                                                                            ============

Net Assets          Class A Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $     18,029
                    Class B Common Stock, $.10 par value, 600,000,000
                    shares authorized                                                                            476,466
                    Class C Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            130,289
                    Class D Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                            119,796
                    Paid-in capital in excess of par                                                         106,156,499
                    Accumulated realized capital losses on investments--net                                 (35,258,125)
                    Unrealized depreciation on investments--net                                              (1,808,979)
                                                                                                            ------------
                    Net assets                                                                              $ 69,833,975
                                                                                                            ============

Net Asset           Class A--Based on net assets of $1,696,854 and 180,288
Value:              shares outstanding                                                                      $       9.41
                                                                                                            ============
                    Class B--Based on net assets of $44,686,882 and 4,764,663
                    shares outstanding                                                                      $       9.38
                                                                                                            ============
                    Class C--Based on net assets of $12,219,648 and 1,302,892
                    shares outstanding                                                                      $       9.38
                                                                                                            ============
                    Class D--Based on net assets of $11,230,591 and 1,197,963
                    shares outstanding                                                                      $       9.37
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Short-Term U.S. Government Fund, Inc., November 30, 2000

STATEMENT OF OPERATIONS
                    For the Six Months Ended November 30, 2000
Investment          Interest and discount earned, net of discount
Income:             and premium amortization                                                               $   2,544,508

Expenses:           Investment advisory fees                                               $    172,039
                    Account maintenance and distribution fees--Class B                          154,598
                    Account maintenance and distribution fees--Class C                           41,574
                    Professional fees                                                            35,738
                    Accounting services                                                          33,349
                    Transfer agent fees--Class B                                                 30,759
                    Printing and shareholder reports                                             21,755
                    Registration fees                                                            21,280
                    Directors' fees and expenses                                                 12,912
                    Custodian fees                                                               11,493
                    Account maintenance fees--Class D                                            11,212
                    Transfer agent fees--Class C                                                  6,744
                    Transfer agent fees--Class D                                                  5,850
                    Pricing fees                                                                  2,128
                    Transfer agent fees--Class A                                                    696
                    Other                                                                         6,614
                                                                                           ------------
                    Total expenses                                                                               568,741
                                                                                                            ------------
                    Investment income--net                                                                     1,975,767
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (61,798)
Unrealized Loss     Change in unrealized depreciation on investments--net                                      (144,046)
on Investments                                                                                              ------------
--Net:              Net Increase in Net Assets Resulting from Operations                                    $  1,769,923
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six     For the Year
                                                                                           Months Ended         Ended
                    Increase (Decrease) in Net Assets:                                    Nov. 30, 2000     May 31, 2000
Operations:         Investment income--net                                                  $ 1,975,767     $  4,020,597
                    Realized loss on investments--net                                          (61,798)        (287,717)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          (144,046)        (468,611)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,769,923        3,264,269
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                                  (40,172)         (52,127)
                      Class B                                                               (1,280,772)      (2,994,558)
                      Class C                                                                 (330,279)        (429,148)
                      Class D                                                                 (324,544)        (544,764)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                         (1,975,767)      (4,020,597)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                            (9,098,855)      (9,591,010)
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                            (9,304,699)     (10,347,338)
                    Beginning of period                                                      79,138,674       89,486,012
                                                                                           ------------     ------------
                    End of period                                                           $69,833,975     $ 79,138,674
                                                                                           ============     ============

                    See Notes to Financial Statements.


Merrill Lynch Short-Term U.S. Government Fund, Inc., November 30, 2000

FINANCIAL HIGHLIGHTS
                                                                                       Class A
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended
                                                                 Nov. 30,           For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                           2000       2000        1999         1998      1997++
Per Share           Net asset value, beginning of period       $    9.44   $    9.52   $    9.61   $    9.65   $    9.54
Operating                                                      ---------   ---------   ---------   ---------   ---------
Performance:          Investment income--net                         .28         .52         .53         .57         .59
                      Realized and unrealized gain (loss)
                      on investments--net                          (.03)       (.08)       (.09)       (.04)         .10
                                                               ---------   ---------   ---------   ---------   ---------
                    Total from investment operations                 .25         .44         .44         .53         .69
                                                               ---------   ---------   ---------   ---------   ---------
                    Less dividends from investment
                    income--net                                    (.28)       (.52)       (.53)       (.57)       (.58)
                                                               ---------   ---------   ---------   ---------   ---------
                    Net asset value, end of period             $    9.41   $    9.44   $    9.52   $    9.61   $    9.65
                                                               =========   =========   =========   =========   =========

Total Investment    Based on net asset value per share          2.69%+++       4.76%       4.59%       5.66%       7.48%
Return:**                                                      =========   =========   =========   =========   =========

Ratios to Average   Expenses                                       .96%*        .95%        .92%        .92%        .89%
Net Assets:                                                    =========   =========   =========   =========   =========
                    Investment income--net                        5.98%*       5.50%       5.43%       5.93%       6.13%
                                                               =========   =========   =========   =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                             $   1,697   $   1,147    $    947   $   1,071    $    265
                                                               =========   =========   =========   =========   =========
                    Portfolio turnover                            43.67%      41.63%      48.76%      47.55%      18.48%
                                                               =========   =========   =========   =========   =========
                                                                                       Class B
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended
                                                                 Nov. 30,           For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                           2000       2000        1999         1998      1997++
Per Share           Net asset value, beginning of period       $    9.41   $    9.49   $    9.58   $    9.62   $    9.53
Operating                                                      ---------   ---------   ---------   ---------   ---------
Performance:          Investment income--net                         .25         .45         .46         .50         .51
                      Realized and unrealized gain (loss)
                      on investments--net                          (.03)       (.08)       (.09)       (.04)         .09
                                                               ---------   ---------   ---------   ---------   ---------
                    Total from investment operations                 .22         .37         .37         .46         .60
                                                               ---------   ---------   ---------   ---------   ---------
                    Less dividends from investment
                    income--net                                    (.25)       (.45)       (.46)       (.50)       (.51)
                                                               ---------   ---------   ---------   ---------   ---------
                    Net asset value, end of period             $    9.38   $    9.41   $    9.49   $    9.58   $    9.62
                                                               =========   =========   =========   =========   =========

Total Investment    Based on net asset value per share          2.36%+++       3.96%       3.78%       4.85%       6.44%
Return:**                                                      =========   =========   =========   =========   =========

Ratios to Average   Expenses                                      1.63%*       1.73%       1.70%       1.70%       1.65%
Net Assets:                                                    =========   =========   =========   =========   =========
                    Investment income--net                        5.28%*       4.72%       4.66%       5.19%       5.35%
                                                               =========   =========   =========   =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                             $  44,687   $  54,126   $  72,875   $  85,094   $ 106,061
                                                               =========   =========   =========   =========   =========
                    Portfolio turnover                            43.67%      41.63%      48.76%      47.55%      18.48%
                                                               =========   =========   =========   =========   =========


                                                                                       Class C
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended
                                                                 Nov. 30,           For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                           2000       2000        1999         1998      1997++
Per Share           Net asset value, beginning of period       $    9.41   $    9.49   $    9.58   $    9.63   $    9.53
Operating                                                      ---------   ---------   ---------   ---------   ---------
Performance:          Investment income--net                         .25         .44         .45         .49         .50
                      Realized and unrealized gain
                      (loss) on investments--net                   (.03)       (.08)       (.09)       (.05)         .11
                                                               ---------   ---------   ---------   ---------   ---------
                    Total from investment operations                 .22         .36         .36         .44         .61
                                                               ---------   ---------   ---------   ---------   ---------
                    Less dividends from investment
                    income--net                                    (.25)       (.44)       (.45)       (.49)       (.51)
                                                               ---------   ---------   ---------   ---------   ---------
                    Net asset value, end of period             $    9.38   $    9.41   $    9.49   $    9.58   $    9.63
                                                               =========   =========   =========   =========   =========

Total Investment    Based on net asset value per share          2.35%+++       3.92%       3.74%       4.71%       6.51%
Return:**                                                      =========   =========   =========   =========   =========

Ratios to Average   Expenses                                      1.63%*       1.75%       1.73%       1.74%       1.70%
Net Assets:                                                    =========   =========   =========   =========   =========
                    Investment income--net                        5.28%*       4.70%       4.62%       5.15%       5.34%
                                                               =========   =========   =========   =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                             $  12,220   $  12,400   $   6,256   $   4,434   $   5,315
                                                               =========   =========   =========   =========   =========
                    Portfolio turnover                            43.67%      41.63%      48.76%      47.55%      18.48%
                                                               =========   =========   =========   =========   =========

                                                                                       Class D
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended
                                                                 Nov. 30,           For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                           2000       2000        1999         1998      1997++
Per Share           Net asset value, beginning of period       $    9.40   $    9.49   $    9.58   $    9.62   $    9.52
Operating                                                      ---------   ---------   ---------   ---------   ---------
Performance:          Investment income--net                         .27         .50         .51         .55         .57
                      Realized and unrealized gain (loss)
                    on investments--net                            (.03)       (.09)       (.09)       (.04)         .09
                                                               ---------   ---------   ---------   ---------   ---------
                    Total from investment operations                 .24         .41         .42         .51         .66
                                                               ---------   ---------   ---------   ---------   ---------
                    Less dividends from investment
                    income--net                                    (.27)       (.50)       (.51)       (.55)       (.56)
                                                               ---------   ---------   ---------   ---------   ---------
                    Net asset value, end of period             $    9.37   $    9.40   $    9.49   $    9.58   $    9.62
                                                               =========   =========   =========   =========   =========

Total Investment    Based on net asset value per share          2.59%+++       4.39%       4.32%       5.40%       7.11%
Return:**                                                      =========   =========   =========   =========   =========

Ratios to Average   Expenses                                      1.16%*       1.21%       1.17%       1.18%       1.13%
Net Assets:                                                    =========   =========   =========   =========   =========
                    Investment income--net                        5.75%*       5.24%       5.18%       5.70%       5.87%
                                                               =========   =========   =========   =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                             $  11,230   $  11,466   $   9,408   $  19,193   $  13,267
                                                               =========   =========   =========   =========   =========
                    Portfolio turnover                            43.67%      41.63%      48.76%      47.55%      18.48%
                                                               =========   =========   =========   =========   =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.




Merrill Lynch Short-Term U.S. Government Fund, Inc., November 30, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Short-Term U.S. Government Fund, Inc. (the "Fund") (formerly Merrill Lynch Adjustable Rate Securities Fund, Inc.) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded in the over-the-counter market are valued at the last available bid price or on the basis of yield equivalents as obtained from one or more dealers that make markets in such securities. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon that are traded on exchanges are stated at market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and related options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margins and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount and premium) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective June 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of May 31, 2001.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid a monthly fee of .50%, on an annual basis, of the average daily value of the Fund's net assets. Effective September 29, 2000, the annual fee was changed to .40%.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                            Account          Distribution
                        Maintenance Fee          Fee

Class B                       .25%              .50%
Class C                       .25%              .55%
Class D                       .25%               --
Effective September 29, 2000, the annual rates were changed to:

                            Account         Distribution
                        Maintenance Fee         Fee

Class B                       .10%              .30%
Class C                       .10%              .30%
Class D                       .10%               --

Pursuant to a subagreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                              MLFD       MLPF&S

Class D                       $55         $543

For the six months ended November 30, 2000, MLPF&S received contingent deferred sales charges of $43,633 and $341 relating to transactions in Class B and Class C Shares, respectively.

For the six months ended November 30, 2000, the Fund paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $1,249 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by MLIM.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2000 were $28,898,638 and $28,964,173, respectively.

Net realized losses for the six months ended November 30, 2000 and net unrealized losses as of November 30, 2000 were as follows:


Merrill Lynch Short-Term U.S. Government Fund, Inc., November 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)

                                     Realized        Unrealized
                                      Losses           Losses

Long-term investments           $    (61,798)   $  (1,808,979)
                                 ------------    -------------
Total                           $    (61,798)   $  (1,808,979)
                                 ============    =============

As of November 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $1,808,979, of which $86,039 related to appreciated securities and $1,895,018 related to depreciated securities. The aggregate cost of investments at November 30, 2000 for Federal income tax purposes was $86,407,060.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $9,098,855 and $9,591,010 for the six months ended November 30, 2000 and for the year ended May 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended November 30, 2000               Shares        Amount

Shares sold                           203,592    $   1,919,883
Shares issued to shareholders
in reinvestment of dividends            2,733           25,757
                                 ------------    -------------
Total issued                          206,325        1,945,640
Shares redeemed                     (147,619)      (1,391,498)
                                 ------------    -------------
Net increase                           58,706    $     554,142
                                 ============    =============


Class A Shares for the Year                         Dollar
Ended May 31, 2000                    Shares        Amount

Shares sold                           113,133    $   1,072,585
Shares issued to shareholders
in reinvestment of dividends            3,332           31,611
                                 ------------    -------------
Total issued                          116,465        1,104,196
Shares redeemed                      (94,370)        (895,372)
                                 ------------    -------------
Net increase                           22,095    $     208,824
                                 ============    =============


Class B Shares for the Six Months                   Dollar
Ended November 30, 2000               Shares        Amount

Shares sold                           748,939    $   7,045,021
Shares issued to shareholders
in reinvestment of dividends           71,874          675,313
                                 ------------    -------------
Total issued                          820,813        7,720,334
Automatic conversion of shares      (107,564)      (1,009,874)
Shares redeemed                   (1,703,394)     (16,015,516)
                                 ------------    -------------
Net decrease                        (990,145)   $  (9,305,056)
                                 ============    =============


Class B Shares for the Year                         Dollar
Ended May 31, 2000                    Shares        Amount

Shares sold                         1,921,184    $  18,171,603
Shares issued to shareholders
in reinvestment of dividends          172,472        1,631,722
                                 ------------    -------------
Total issued                        2,093,656       19,803,325
Automatic conversion of shares       (11,515)        (109,033)
Shares redeemed                   (4,005,245)     (37,879,931)
                                 ------------    -------------
Net decrease                      (1,923,104)   $ (18,185,639)
                                 ============    =============


Class C Shares for the Six Months                   Dollar
Ended November 30, 2000               Shares        Amount

Shares sold                           119,940    $   1,127,512
Shares issued to shareholders
in reinvestment of dividends            6,397           60,092
                                 ------------    -------------
Total issued                          126,337        1,187,604
Shares redeemed                     (141,836)      (1,332,122)
                                 ------------    -------------
Net decrease                         (15,499)   $    (144,518)
                                 ============    =============


Class C Shares for the Year                         Dollar
Ended May 31, 2000                    Shares        Amount

Shares sold                         1,061,147    $  10,031,362
Shares issued to shareholders
in reinvestment of dividends           16,842          159,415
                                 ------------    -------------
Total issued                        1,077,989       10,190,777
Shares redeemed                     (418,492)      (3,959,435)
                                 ------------    -------------
Net increase                          659,497    $   6,231,342
                                 ============    =============


Class D Shares for the Six Months                   Dollar
Ended November 30, 2000               Shares        Amount

Shares sold                            46,233    $     433,718
Automatic conversion of shares        107,637        1,009,874
Shares issued to shareholders
in reinvestment of dividends           19,720          185,174
                                 ------------    -------------
Total issued                          173,590        1,628,766
Shares redeemed                     (195,237)      (1,832,189)
                                 ------------    -------------
Net decrease                         (21,647)   $    (203,423)
                                 ============    =============


Class D Shares for the Year                         Dollar
Ended May 31, 2000                    Shares        Amount

Shares sold                           664,766    $   6,285,169
Automatic conversion of shares         11,524          109,033
Shares issued to shareholders
in reinvestment of dividends           33,022          312,238
                                 ------------    -------------
Total issued                          709,312        6,706,440
Shares redeemed                     (481,246)      (4,551,977)
                                 ------------    -------------
Net increase                          228,066    $   2,154,463
                                 ============    =============

5. Short-Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by MLIM and its affiliates, entered into a $1,000,000,000 credit agreement with Bank of America, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank of America, N.A. The Fund did not borrow under the facility during the six months ended November 30, 2000. On December 1, 2000, this credit agreement was renewed and amended with Bank One, N.A., replacing Bank of America, N.A. as administrative agent.

6. Capital Loss Carryforward:
At May 31, 2000, the Fund had a net capital loss carryforward of approximately $34,992,000, of which $20,978,000 expires in 2002, $3,888,000 expires in 2003, $7,641,000 expires in 2004, $251,000 expires in 2005, $1,820,000 expires in 2006, $298,000 expires in
2007 and $116,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. Reorganization Plan:
On June 6, 2000, the Fund's Board of Directors approved a plan of reorganization whereby the Fund would acquire substantially all of the assets and liabilities of Merrill Lynch Intermediate Government Bond Fund in exchange for newly issued shares of the Fund. Both Funds are registered, open-end management investment companies that have a similar investment objective and are managed by MLIM. The plan of reorganization took place on December 15, 2000.


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Gregory Mark Maunz, Senior Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Arthur Zeikel, Director and Joseph T. Monagle Jr., Senior Vice
President of Merrill Lynch Short-Term U.S. Government Fund, Inc.
have recently retired. The Fund's Board of Directors wishes Mr.
Zeikel and Mr. Monagle well in their retirements.